UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.           REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
High Income Fund Inc.
(HIF)

SEMI-ANNUAL
REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset
	High Income Fund Inc.

Semi-Annual Report • June 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	21

	Statement of Operations	22

	Statements of Changes in Net Assets	23

	Financial Highlights	24

	Notes to Financial Statements	25

	Additional Shareholder Information	30

Fund Objective	Dividend Reinvestment Plan	31

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters....Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated....In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling during the first three months of the year, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not

Western Asset High Income Fund Inc.	I

be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, the yield on the 10-year Treasury was 4.65% at the end of March. After their highs in mid June, yields then trended somewhat lower during the reporting period, as concerns regarding the subprime mortgage market triggered a flight to quality. As of June 30, 2007, the yields on two- and 10-year Treasuries were 4.87% and 5.03%, respectively. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.98%.

The high yield bond market generated solid results over the six-month period ended June 30, 2007. During that time, the Citigroup High Yield Market Index[v] returned 2.66%. With interest rates relatively low, demand for higher yielding bonds remained strong. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 0.94% during the reporting period. Strong investor demand, an expanding global economy and solid domestic spending supported many emerging market countries.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Performance Review
For the six months ended June 30, 2007, the Western Asset High Income Fund Inc. returned 2.50% based on its net

II	Western Asset High Income Fund Inc.

asset value (“NAV”)vii and 4.34% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s current unmanaged benchmarks, the EMBI Global and the Lehman Brothers High-Yield Issuer 2% Cap Indexviii, returned 0.94% and 2.96%, respectively, for the same time frame. In comparison, the Fund’s former unmanaged benchmarks, the Citigroup High Yield Market Index and the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)ix, returned 2.66% and 0.58%, respectively. The Lipper High Current Yields Closed-End Funds Category Average[x] increased 2.80% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.36 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return

$ 10.79 (NAV)	2.50%

$ 9.93 (Market Price)	4.34%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments and in non-U.S. dollar denominated debt.

Effective June 1, 2007, the Fund may use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments

Western Asset High Income Fund Inc.	III

for hedging and risk-management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives.

In addition, effective June 1, 2007, the Fund may invest up to 50% of its total assets in non-U.S. dollar denominated securities. Prior to June 1, 2007, the Fund could not invest in them at all. This change is intended to provide LMPFA and Western Asset greater flexibility in making investment decisions and serves as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future.

Additionally, effective June 1, 2007, the Fund changed its benchmarks from the Citigroup High Yield Market Index and the EMBI+ to the Lehman Brothers High-Yield Issuer 2% Cap Index and the EMBI Global. In the opinion of the Fund’s investment subadviser, these changes provide for broader, more effective benchmark indexes for the Fund and more accurate reflections of the portfolio strategies with which the Fund is managed.

Information About Your Fund
Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
Prior to October 9, 2006, the Fund was known as Salomon Brothers High Income Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In

IV	Western Asset High Income Fund Inc.

addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 27, 2007

Western Asset High Income Fund Inc.	V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

viii

The Lehman Brothers High-Yield Issuer 2% Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. HY Issuer 2% Cap Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorata basis.

ix

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

x

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

VI	Western Asset High Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (June 30, 2007) (unaudited)

WESTERN ASSET HIGH INCOME FUND INC.

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 88.2%
Aerospace & Defense — 1.6%
$90,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$87,750
	DRS Technologies Inc., Senior Subordinated Notes:
85,000	6.625% due 2/1/16	82,450
150,000	7.625% due 2/1/18	152,250
	Hawker Beechcraft Acquisition Co.:
150,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	154,875
165,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	172,838
6,632	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (c)(d)	0
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	257,187
	Total Aerospace & Defense	907,350
Airlines — 1.2%
	Continental Airlines Inc.:
40,000	Notes, 8.750% due 12/1/11	39,400
	Pass-Through Certificates:
9,306	Series 1998-1, Class C, 6.541% due 9/15/08	9,300
70,876	Series 2000-2, Class C, 8.312% due 4/2/11	72,693
65,000	Series C, 7.339% due 4/19/14	64,188
	Delta Air Lines Inc., Pass-Through Certificates, Series 01-1:
258,000	7.111% due 9/18/11	264,869
90,000	7.711% due 9/18/11	91,153
102,249	6.619% due 9/18/12	102,696
	Total Airlines	644,299
Auto Components — 1.0%
165,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	144,375
425,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	423,937
	Total Auto Components	568,312
Automobiles — 2.1%
	Ford Motor Co.:
	Debentures:
100,000	8.875% due 1/15/22	88,500
125,000	8.900% due 1/15/32	109,375
110,000	Notes, 7.450% due 7/16/31	88,412

See Notes to Financial Statements.

2	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Automobiles — 2.1% (continued)
	General Motors Corp.:
$120,000	Notes, 7.200% due 1/15/11	$115,650
	Senior Debentures:
75,000	8.250% due 7/15/23	68,719
750,000	8.375% due 7/15/33	688,125
	Total Automobiles	1,158,781
Building Products — 1.5%
	Ainsworth Lumber Co., Ltd. Senior Notes:
60,000	7.250% due 10/1/12	46,500
25,000	6.750% due 3/15/14	18,719
	Associated Materials Inc.:
180,000	Senior Discount Notes, step bond to yield 12.904% due 3/1/14	135,000
180,000	Senior Subordinated Notes, 9.750% due 4/15/12	189,000
135,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	129,262
455,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.357% due 3/1/14	332,150
	Total Building Products	850,631
Capital Markets — 0.3%
160,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	163,200
Chemicals — 1.9%
250,000	Georgia Gulf Corp., Senior Notes 9.500% due 10/15/14	250,000
115,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	123,769
	Lyondell Chemical Co.:
	Senior Notes:
70,000	8.000% due 9/15/14	72,275
55,000	8.250% due 9/15/16	57,750
10,000	Senior Secured Notes, 10.500% due 6/1/13	10,850
150,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	165,750
365,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	333,975
60,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	57,150
	Total Chemicals	1,071,519
Commercial Banks — 2.2%
310,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	330,925
290,000	HSBK Europe BV, 7.250% due 5/3/17 (a)	284,638
140,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)	133,271
	Russian Agricultural Bank:
140,000	Loan Participation Notes, 6.299% due 5/15/17 (a)	137,382
70,000	Notes, 7.175% due 5/16/13 (a)	73,080
	TuranAlem Finance BV:
120,000	8.250% due 1/22/37 (a)	115,500
160,000	Bonds, 8.250% due 1/22/37 (a)	154,400
	Total Commercial Banks	1,229,196

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Commercial Services & Supplies — 2.6%
$255,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	$257,550
425,000	Allied Waste North America Inc., Senior Notes, Series B, 7.375% due 4/15/14	421,812
355,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	379,406
	Interface Inc.:
125,000	Senior Notes, 10.375% due 2/1/10	135,000
75,000	Senior Subordinated Notes, 9.500% due 2/1/14	81,188
140,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	143,500
	Total Commercial Services & Supplies	1,418,456
Communications Equipment — 0.5%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	249,375
Consumer Finance — 3.5%
140,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	141,750
	Ford Motor Credit Co.:
100,000	Notes, 7.875% due 6/15/10	100,045
	Senior Notes:
257,000	10.610% due 6/15/11 (e)	277,847
85,000	9.875% due 8/10/11	89,294
60,000	8.105% due 1/13/12 (e)	59,904
120,000	8.000% due 12/15/16	115,128
	General Motors Acceptance Corp.:
710,000	Bonds, 8.000% due 11/1/31 (g)	727,995
420,000	Notes, 6.875% due 8/28/12	410,912
	Total Consumer Finance	1,922,875
Containers & Packaging — 2.8%
500,000	Berry Plastics Corp., Senior Loan, 11.610% due 6/15/14 (e)	488,750
265,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	269,306
385,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	401,844
50,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	50,688
85,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	88,400
100,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (f)	875
60,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	58,500
210,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	211,312
	Total Containers & Packaging	1,569,675

See Notes to Financial Statements.

4	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Diversified Consumer Services — 0.8%
	Education Management LLC/Education Management Finance Corp.:
$125,000	Senior Notes, 8.750% due 6/1/14	$128,750
170,000	Senior Subordinated Notes, 10.250% due 6/1/16	179,775
	Service Corp. International:
30,000	Debentures, 7.875% due 2/1/13	30,711
	Senior Notes:
55,000	7.625% due 10/1/18	55,962
60,000	7.500% due 4/1/27 (a)	56,850
	Total Diversified Consumer Services	452,048
Diversified Financial Services — 2.2%
200,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	192,500
110,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	110,000
100,000	EI Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)	103,500
120,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	116,700
120,000	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	121,938
85,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	85,531
100,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)	103,350
46,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	48,415
185,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.056% due 10/1/15	151,700
205,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	203,975
	Total Diversified Financial Services	1,237,609
Diversified Telecommunication Services — 6.7%
	Axtel SAB de CV:
10,000	7.625% due 2/1/17 (a)	9,925
250,000	Senior Notes, 7.625% due 2/1/17 (a)	248,125
230,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	226,550
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	22,375
	Citizens Communications Co.:
15,000	Debentures, 7.050% due 10/1/46	12,375
200,000	Senior Notes, 7.875% due 1/15/27	195,500
40,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	45,600
110,000	Inmarsat Finance II PLC, step bond to yield 8.062% due 11/15/12	105,462
	Intelsat Bermuda Ltd. Senior Notes:
160,000	9.250% due 6/15/16	170,800
265,000	11.250% due 6/15/16	298,125
	Intelsat Corp. Senior Notes:
15,000	9.000% due 6/15/16	15,788

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 6.7% (continued)
$65,000	9.000% due 8/15/14	$68,088
	Level 3 Financing Inc. Senior Notes:
140,000	9.250% due 11/1/14	142,100
150,000	9.150% due 2/15/15 (a)(e)	150,750
165,000	Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (a)	175,725
	NTL Cable PLC, Senior Notes:
20,000	8.750% due 4/15/14	20,700
235,000	9.125% due 8/15/16	247,337
110,000	PAETEC Holding Corp., Senior Notes, 9.500% due 7/15/15 (a)	111,512
55,000	Qwest Communications International Inc., Senior Notes, Series B, 7.500% due 2/15/14	55,963
	Qwest Corp.:
170,000	Debentures, 6.875% due 9/15/33	160,225
375,000	Notes, 8.875% due 3/15/12	405,937
220,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	222,912
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	246,125
95,000	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (a)(b)	94,288
270,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	286,875
	Total Diversified Telecommunication Services	3,739,162
Electric Utilities — 0.8%
	Enersis SA, Notes:
47,000	7.375% due 1/15/14	49,875
20,000	7.400% due 12/1/16	21,556
62,610	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	66,797
125,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	141,875
200,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	187,000
	Total Electric Utilities	467,103
Electrical Equipment — 0.1%
30,000	Belden CDT Inc., Senior Subordinated Notes, 7.000% due 3/15/17 (a)	29,700
Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
75,000	Senior Notes 9.500% due 10/15/15	74,250
115,000	Senior Secured Bond 7.875% due 10/15/14	113,850
	Total Electronic Equipment & Instruments	188,100
Energy Equipment & Services — 0.9%
160,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	162,400
176,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	177,540
75,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	76,125
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	55,412
20,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	22,783
	Total Energy Equipment & Services	494,260

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Food & Staples Retailing — 0.3%
$125,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	$151,644
Food Products — 0.4%
	Dole Food Co. Inc., Senior Notes:
175,000	7.250% due 6/15/10	169,750
50,000	8.875% due 3/15/11	49,500
	Total Food Products	219,250
Gas Utilities — 0.5%
265,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	257,050
Health Care Equipment & Supplies — 0.2%
100,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17 (a)	95,000
Health Care Providers & Services — 4.9%
370,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	376,937
285,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	282,862
	HCA Inc.:
125,000	Debentures, 7.500% due 12/15/23	108,477
	Notes:
235,000	6.375% due 1/15/15	200,338
5,000	7.690% due 6/15/25	4,374
	Senior Notes:
5,000	6.250% due 2/15/13	4,525
30,000	6.500% due 2/15/16	25,538
	Senior Secured Notes:
145,000	9.250% due 11/15/16 (a)	154,788
225,000	9.625% due 11/15/16 (a)(b)	242,437
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	201,000
	Tenet Healthcare Corp., Senior Notes:
200,000	7.375% due 2/1/13	181,750
335,000	9.875% due 7/1/14	333,325
275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	289,767
	Universal Hospital Services Inc., Secured Notes:
45,000	8.500% due 6/1/15 (a)(b)	44,775
50,000	8.759% due 6/1/15 (a)(e)	50,250
210,000	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)	207,375
	Total Health Care Providers & Services	2,708,518

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	7

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Hotels, Restaurants & Leisure — 5.7%
$15,000	AMC Entertainment Inc., Senior Subordinated Notes, 8.000% due 3/1/14 (g)	$14,775
125,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	123,125
210,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	202,125
	Caesars Entertainment Inc., Senior Subordinated Notes:
300,000	8.875% due 9/15/08	309,000
125,000	8.125% due 5/15/11	131,094
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	198,000
225,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	238,500
70,000	EI Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	74,200
95,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15 (a)	94,050
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	164,937
190,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	204,725
10,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	9,513
200,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	191,250
	MGM MIRAGE Inc. Senior Notes:
30,000	7.500% due 6/1/16	28,612
45,000	6.750% due 9/1/12	43,200
10,000	6.625% due 7/15/15	9,138
210,000	7.625% due 1/15/17	200,812
90,000	Outback Steakhouse Inc., Senior Notes, 10.000% due 6/15/15 (a)	$86,400
225,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	232,875
210,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	232,575
75,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	73,406
	Snoqualmie Entertainment Authority, Senior Secured Notes:
40,000	9.150% due 2/1/14 (a)(e)	40,600
40,000	9.125% due 2/1/15 (a)	41,200
	Station Casinos Inc.:
40,000	Senior Notes, 7.750% due 8/15/16	39,800
	Senior Subordinated Notes:
175,000	6.500% due 2/1/14	155,750
5,000	6.875% due 3/1/16	4,438
30,000	6.625% due 3/15/18	25,950
	Total Hotels, Restaurants & Leisure	3,170,050
Household Durables — 1.4%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	20,300
1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49 (c)(d)(f)	0
165,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	163,763

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Household Durables — 1.4% (continued)
	K Hovnanian Enterprises Inc., Senior Notes:
$150,000	7.500% due 5/15/16	$137,250
115,000	8.625% due 1/15/17	110,975
260,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	269,750
65,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.605% due 9/1/12	59,800
30,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	30,900
	Total Household Durables	792,738
Household Products — 0.6%
	Nutro Products Inc.:
50,000	Senior Notes, 9.370% due 10/15/13 (a)(e)	53,030
120,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	140,045
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	109,725
55,000	Yankee Acquisition Corp., Senior Notes, Series B, 9.750% due 2/15/17	53,488
	Total Household Products	356,288
Independent Power Producers & Energy Traders — 3.8%
50,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	50,004
	AES Corp.:
	Senior Notes:
125,000	8.750% due 6/15/08 (g)	127,969
50,000	9.500% due 6/1/09 (g)	52,500
100,000	9.375% due 9/15/10 (g)	106,875
35,000	7.750% due 3/1/14 (g)	35,262
40,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	42,550
	Dynegy Holdings Inc.:
180,000	Senior Debentures, 7.625% due 10/15/26	160,200
160,000	Senior Notes, 7.750% due 6/1/19 (a)	149,600
	Edison Mission Energy, Senior Notes:
25,000	7.500% due 6/15/13	24,875
150,000	7.750% due 6/15/16	150,000
120,000	7.200% due 5/15/19 (a)	113,400
120,000	7.625% due 5/15/27 (a)	114,000
89,453	Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B, 9.125% due 6/30/17	101,138
225,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	231,187
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	75,375
510,000	7.375% due 2/1/16	512,550
30,000	7.375% due 1/15/17	30,188
50,000	TXU Corp., Senior Notes, Series Q, 6.500% due 11/15/24	41,593
	Total Independent Power Producers & Energy Traders	2,119,266

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	9

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Industrial Conglomerates — 0.0%
$125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(f)	$0
Insurance — 0.1%
50,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13 (a)	49,125
Internet & Catalog Retail — 0.2%
110,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	109,450
IT Services — 0.6%
	SunGard Data Systems Inc.:
150,000	Senior Notes, 9.125% due 8/15/13	154,313
185,000	Senior Subordinated Notes, 10.250% due 8/15/15	196,562
	Total IT Services	350,875
Leisure Equipment & Products — 0.3%
155,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	144,925
Machinery — 0.1%
60,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	60,000
Media — 9.9%
	Affinion Group Inc.:
245,000	Senior Notes, 10.125% due 10/15/13	262,762
80,000	Senior Subordinated Notes, 11.500% due 10/15/15	86,800
295,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (g)	327,450
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
25,000	Senior Notes, 12.125% due 1/15/15	25,375
415,000	Senior Notes, 11.750% due 5/15/14	409,812
336,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	352,380
	CCH II LLC/CCH II Capital Corp., Senior Notes:
240,000	10.250% due 9/15/10	252,000
135,000	10.250% due 10/1/13	145,125
65,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	67,356
70,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	71,750
100,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	102,500
160,000	CMP Susquehanna Corp., Senior Subordinated Notes, 10.125% due 5/15/14 (a)	160,800
	CSC Holdings Inc.:
200,000	Senior Debentures, Series B, 8.125% due 8/15/09	204,500
	Senior Notes, Series B:
70,000	8.125% due 7/15/09	71,575
50,000	7.625% due 4/1/11	49,875
105,000	6.750% due 4/15/12	100,275
110,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	104,088

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Media — 9.9% (continued)
$195,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	$209,625
	EchoStar DBS Corp., Senior Notes:
100,000	6.625% due 10/1/14	95,750
440,000	7.125% due 2/1/16	432,300
140,000	Globo Communicaco e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	135,975
175,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	177,625
45,000	ION Media Networks Inc., Senior Secured Notes, 11.606% due 1/15/13 (a)(e)	46,688
120,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	114,300
145,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	149,712
	R.H. Donnelley Corp.:
	Senior Discount Notes:
75,000	Series A-1, 6.875% due 1/15/13	71,438
125,000	Series A-2, 6.875% due 1/15/13	119,062
275,000	Senior Notes, Series A-3, 8.875% due 1/15/16	287,375
260,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (a)	271,700
40,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	41,301
66,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	67,980
	TL Acquisitions Inc.:
210,000	Senior Notes, 10.500% due 1/15/15 (a)	208,732
150,000	Senior Subordinated Notes, step bond to yield 13.348% due 7/15/15 (a)(d)	112,687
	XM Satellite Radio Inc., Senior Notes:
50,000	9.856% due 5/1/13 (e)	48,500
105,000	9.750% due 5/1/14	103,425
	Total Media	5,488,598
Metals & Mining — 3.6%
15,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	16,444
625,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	668,750
	Metals USA Holdings Corp., Senior Notes:
70,000	11.356% due 1/15/12 (a)	70,350
130,000	11.360% due 7/1/12 (a)(b)	119,600
265,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	290,175
140,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(b)	137,200
170,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	175,313
145,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)	149,350
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	72,831
300,000	6.875% due 11/21/36	302,306
	Total Metals & Mining	2,002,319

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	11

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Multiline Retail — 0.9%
$190,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15 (a)	$184,300
	Neiman Marcus Group Inc.:
60,000	Senior Notes, 9.000% due 10/15/15 (b)	64,500
250,000	Senior Subordinated Notes, 10.375% due 10/15/15	276,250
	Total Multiline Retail	525,050
Oil, Gas & Consumable Fuels — 9.4%
245,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	252,350
	Chesapeake Energy Corp., Senior Notes:
320,000	6.625% due 1/15/16	309,600
75,000	6.500% due 8/15/17	71,438
10,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	10,334
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	55,275
150,000	Corral Finans AB, Senior Secured Bond 6.855% due 4/15/10 (a)(b)	150,000
	El Paso Corp.:
	Medium-Term Notes:
230,000	7.800% due 8/1/31	234,061
300,000	7.750% due 1/15/32	303,693
200,000	Notes, 7.875% due 6/15/12	210,059
	Enterprise Products Operating LP:
40,000	7.034% due 1/15/68	38,630
110,000	Junior Subordinated Notes, 8.375% due 8/1/66	117,585
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	250,000
	Gazprom, Loan Participation:
140,000	Notes, 6.212% due 11/22/16 (a)	136,710
140,000	Senior Notes, 6.510% due 3/7/22 (a)	138,530
125,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	129,062
175,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	181,781
	Mariner Energy Inc., Senior Notes:
85,000	7.500% due 4/15/13	83,725
45,000	8.000% due 5/15/17	44,888
	OPTI Canada Inc., Senior Secured Notes:
30,000	7.875% due 12/15/14 (a)	30,150
75,000	8.250% due 12/15/14 (a)	76,500
70,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35	71,138
95,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	100,938
	Petroplus Finance Ltd.:
60,000	6.750% due 5/1/14 (a)	58,050
90,000	7.000% due 5/1/17 (a)	87,075
200,000	Petrozuata Finance Inc., 8.220% due 4/1/17	200,000
130,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13	133,250
150,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	145,500

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Oil, Gas & Consumable Fuels — 9.4% (continued)
$265,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	$267,650
10,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	9,775
220,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	221,100
115,000	W&T Offshore Inc., 8.250% due 6/15/14 (a)	114,137
	Whiting Petroleum Corp., Senior Subordinated Notes:
150,000	7.250% due 5/1/12	143,250
100,000	7.000% due 2/1/14	94,500
	Williams Cos. Inc.:
	Notes:
475,000	7.875% due 9/1/21	513,000
90,000	8.750% due 3/15/32	104,625
100,000	Senior Notes, 7.625% due 7/15/19	106,000
	Total Oil, Gas & Consumable Fuels	5,194,359
Paper & Forest Products — 2.1%
	Abitibi-Consolidated Co. of Canada Senior Notes:
145,000	6.000% due 6/20/13	120,712
60,000	8.375% due 4/1/15	52,800
	Abitibi-Consolidated Inc.:
40,000	Debentures, 7.400% due 4/1/18	32,600
55,000	Notes, 8.550% due 8/1/10	52,800
240,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	253,200
	NewPage Corp.:
	Senior Secured Notes:
10,000	10.000% due 5/1/12	10,850
220,000	11.606% due 5/1/12 (e)	240,900
20,000	Senior Subordinated Notes, 12.000% due 5/1/13	21,950
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	202,500
180,000	Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (a)	193,050
	Total Paper & Forest Products	1,181,362
Personal Products — 0.1%
55,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	56,788
Pharmaceuticals — 0.6%
370,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	351,500
Real Estate Investment Trusts (REITs) — 1.0%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,062
335,000	Host Marriott LP, Senior Notes, Series O, 6.375% due 3/15/15	323,275
45,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	41,175

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	13

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Real Estate Investment Trusts (REITs) — 1.0% (continued)
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
$55,000	6.500% due 6/1/16	$53,900
130,000	6.750% due 4/1/17	129,025
	Total Real Estate Investment Trusts (REITs)	552,437
Real Estate Management & Development — 0.8%
105,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	97,650
370,000	Realogy Corp., Senior Notes, 12.375% due 4/15/15 (a)	338,550
	Total Real Estate Management & Development	436,200
Road & Rail — 1.7%
215,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	231,125
	Hertz Corp.:
150,000	Senior Notes, 8.875% due 1/1/14	157,125
370,000	Senior Subordinated Notes, 10.500% due 1/1/16	410,700
10,000	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	10,625
	Kansas City Southern de Mexico, Senior Notes:
40,000	7.625% due 12/1/13 (a)	40,000
25,000	7.375% due 6/1/14 (a)	24,875
50,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	49,875
	Total Road & Rail	924,325
Semiconductors & Semiconductor Equipment — 0.3%
165,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	158,400
Software — 0.3%
185,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	182,688
Specialty Retail — 0.5%
30,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	29,775
150,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	139,500
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	83,063
	Total Specialty Retail	252,338
Textiles, Apparel & Luxury Goods — 0.8%
	Levi Strauss & Co., Senior Notes:
250,000	9.750% due 1/15/15	268,750
40,000	8.875% due 4/1/16	41,200
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	105,625
	Total Textiles, Apparel & Luxury Goods	415,575

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
$25,000	8.500% due 5/15/12 (a)	$25,688
100,000	11.000% due 5/15/12	110,250
	Total Tobacco	135,938
Trading Companies & Distributors — 1.0%
105,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	110,512
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	137,150
245,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	265,825
40,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	40,600
	Total Trading Companies & Distributors	554,087
Transportation Infrastructure — 0.6%
325,000	Saint Acquisition Corp., Secured Notes, 12.500% due 5/15/17 (a)	308,750
Wireless Telecommunication Services — 2.3%
	MetroPCS Wireless Inc., Senior Notes:
55,000	9.250% due 11/1/14 (a)	57,063
5,000	9.250% due 11/1/14 (a)	5,188
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	21,141
	Rural Cellular Corp.:
80,000	Senior Notes, 9.875% due 2/1/10	84,000
95,000	Senior Secured Notes, 8.250% due 3/15/12	97,612
130,000	Senior Subordinated Notes, 8.360% due 6/1/13 (a)(e)	130,000
695,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	740,175
130,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)	136,012
	Total Wireless Telecommunication Services	1,271,191
	TOTAL CORPORATE BONDS & NOTES (Cost — $49,056,145)	48,937,735
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(d)(f) (Cost — $493,850)	0
CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
50,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $50,000)	62,875
SOVEREIGN BONDS — 6.5%
Argentina — 0.7%
	Republic of Argentina:
409,000	Bonds, Series VII, 7.000% due 9/12/13	380,893
65,000	GDP Linked Securities, 1.330% due 12/15/35 (e)	9,587
	Total Argentina	390,480

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	15

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Brazil — 1.2%
	Federative Republic of Brazil:
$4,000	11.000% due 8/17/40	$5,250
	Collective Action Securities:
190,000	8.875% due 10/14/19	231,800
105,000	8.750% due 2/4/25	130,462
225,000	8.250% due 1/20/34	276,975
	Total Brazil	644,487
Colombia — 0.4%
	Republic of Colombia:
41,000	10.375% due 1/28/33	61,090
117,000	7.375% due 9/18/37	130,455
	Total Colombia	191,545
Ecuador — 0.1%
75,000	Republic of Ecuador, 10.000% due 8/15/30 (a)	61,875
Indonesia — 0.3%
	Republic of Indonesia:
188,000,000	Series FR40, 11.000% due 9/15/25	23,152
378,000,000	Series FR42, 10.250% due 7/15/27	43,854
539,000,000	Series FR43, 10.250% due 7/15/22	62,833
408,000,000	Series FR45, 9.750% due 5/15/37	45,241
	Total Indonesia	175,080
Mexico — 1.2%
	United Mexican States:
14,000	7.500% due 1/14/12	15,022
	Medium-Term Notes, Series A:
278,000	5.875% due 1/15/14	279,946
52,000	6.625% due 3/3/15	54,782
267,000	6.750% due 9/27/34	285,356
	Total Mexico	635,106
Panama — 0.3%
	Republic of Panama:
78,000	9.375% due 4/1/29	103,350
69,000	6.700% due 1/26/36	70,898
	Total Panama	174,248

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Peru — 0.0%
	Republic of Peru:
$14,000	Bonds, 6.550% due 3/14/37	$14,123
8,000	Global Bonds, 7.350% due 7/21/25	8,940
	Total Peru	23,063
Russia — 0.4%
	Russian Federation:
55,000	11.000% due 7/24/18 (a)	76,450
15,000	12.750% due 6/24/28 (a)	26,475
110,445	7.500% due 3/31/30 (a)	121,559
	Total Russia	224,484
Turkey — 1.0%
	Republic of Turkey:
12,000	7.000% due 6/5/20	12,045
94,000	11.875% due 1/15/30	144,525
433,000	Notes, 6.875% due 3/17/36	411,891
	Total Turkey	568,461
Uruguay — 0.1%
66,056	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	72,744
Venezuela — 0.8%
	Bolivarian Republic of Venezuela:
12,000	8.500% due 10/8/14	12,240
386,000	5.750% due 2/26/16	327,135
16,000	7.650% due 4/21/25	14,600
	Collective Action Securities:
53,000	9.375% due 1/13/34	55,782
28,000	Notes, 10.750% due 9/19/13	31,360
	Total Venezuela	441,117
	TOTAL SOVEREIGN BONDS (Cost — $3,517,844)	3,602,690

U.S. GOVERNMENT & AGENCY OBLIGATION — 0.9%
U.S. Government Obligations — 0.9%
480,000	U.S. Treasury Notes, 4.750% due 5/31/12 (Cost — $473,588)	476,400

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	17

Schedule of Investments (June 30,2007) (unaudited) (continued)

Shares	Security	Value
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc. (c)(d)*	$0
Household Durables — 0.0%
429,302	Home Interiors & Gifts Inc. (c)(d)*	4,293
3,747	Mattress Discounters Corp. (c)(d)*	0
	Total Household Durables	4,293
	TOTAL CONSUMER DISCRETIONARY	4,293
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc. (c)(d)*	0
MATERIALS — 0.0%
Chemicals — 0.0%
1,091	Applied Extrusion Technologies Inc., Class B Shares (c)*	6,001
	TOTAL COMMON STOCKS (Cost — $439,404)	10,294
CONVERTIBLE PREFERRED STOCKS — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
287	Chesapeake Energy Corp., 6.250%
	(Cost — $72,126)	81,149
ESCROWED SHARES — 0.0%
1,000,000	Pillowtex Corp. (c)(d) * (Cost — $0)	0

Face Amount
LOAN PARTICIPATIONS — 1.2%
United States — 1.2%
$16,243	Ashmore Energy International, Synthetic Revolving Department (Credit Suisse), 8.250% due 3/30/14 (e)(h)	16,375
123,757	Ashmore Energy Term Loan (Credit Suisse), 8.350% due 3/30/14 (e)(h)	124,762
500,000	SandRidge Energy, Term Loan (Bank of America Securities, LLC), 8.975% due 4/1/15 (e)(h)	512,500
	TOTAL LOAN PARTICIPATIONS (Cost — $639,659)	653,637

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
PREFERRED STOCKS — 1.0%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
7	ION Media Networks Inc., 14.250% (b)*	$63,000
CONSUMER STAPLES — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking, Inc., Cummulative Exchange, 13.000% (c)(d)(f)*	0
FINANCIALS — 0.9%
Diversified Financial Services — 0.9%
10,700	Preferred Plus, Series FRD-1, 7.400%	194,740
14,800	Saturns, Series F 2003-5, 8.125%	303,400
803	TCR Holdings Corp., Class B Shares, 0.000% (c)(d)*	1
442	TCR Holdings Corp., Class C Shares, 0.000% (c)(d)*	1
1,165	TCR Holdings Corp., Class D Shares, 0.000% (c)(d)*	1
2,410	TCR Holdings Corp., Class E Shares, 0.000% (c)(d)*	2
	TOTAL FINANCIALS	498,145
	TOTAL PREFERRED STOCKS (Cost — $478,508)	561,145

Warrants
WARRANTS — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07 (c)*	2
1,638,480	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(d)*	2
780	Mattress Discounters Co., Expires 7/15/07 (c)(d)*	0
6,723	Pillowtex Corp., Expires 11/24/09 (c)(d)*	0
	TOTAL WARRANTS (Cost — $23,632)	4
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $55,244,756)	54,385,929

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	19

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 2.6%
Repurchase Agreement — 2.6%
$1,449,000	Nomura Securities International Inc. repurchase agreement dated 6/29/07, 5.260% due 7/2/07; Proceeds at maturity — $1,449,635; (Fully collateralized by U.S. government agency obligation, 5.280% due 2/28/12; Market value — $1,478,430) (Cost — $1,449,000) (g)	$1,449,000
	TOTAL INVESTMENTS — 100.7% (Cost — $56,693,756)	55,834,929
	Liabilities in Excess of Other Assets — (0.7)%	(376,460)
	TOTAL NET ASSETS — 100.0%	$55,458,469

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.
(f)	Security is currently in default.
(g)	All or a portion of this security is segregated for extended settlements.
(h)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule: GDP – Gross Domestic Product

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $56,693,756)	$55,834,929
Cash	3,166
Interest receivable	1,158,560
Receivable for securities sold	715,306
Prepaid expenses	15,421
Total Assets	57,727,382
LIABILITIES:
Payable for securities purchased	2,121,749
Investment management fee payable	32,450
Directors’ fees payable	16,054
Accrued expenses	98,660
Total Liabilities	2,268,913
Total Net Assets	$55,458,469
NET ASSETS:
Par value ($0.001 par value; 5,140,713 shares issued and outstanding; 100,000,000 shares authorized)	$5,141
Paid-in capital in excess of par value	65,044,365
Undistributed net investment income	322,227
Accumulated net realized loss on investments and foreign currency transactions	(9,054,387)
Net unrealized depreciation on investments and foreign currencies	(858,877)
Total Net Assets	$55,458,469
Shares Outstanding	5,140,713
Net Asset Value	$10.79

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	21

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$2,244,084
Dividends	27,340
Income from securities lending	315
Total Investment Income	2,271,739
EXPENSES:
Investment management fee (Note 2)	196,062
Directors’ fees	39,619
Shareholder reports	33,969
Audit and tax	29,190
Transfer agent fees	11,924
Stock exchange listing fees	9,625
Legal fees	7,385
Custody fees	2,330
Insurance	550
Miscellaneous expenses	4,506
Total Expenses	335,160
Net Investment Income	1,936,579
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	168,814
Foreign currency transactions	(159)
Net Realized Gain	168,655
Change in Net Unrealized Appreciation/Depreciation From: Investments	(703,415)
Foreign currencies	(50)
Change in Net Unrealized Appreciation/Depreciation	(703,465)
Net Loss on Investments and Foreign Currency Transactions	(534,810)
Increase in Net Assets From Operations	$1,401,769

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$1,936,579	$3,708,659
Net realized gain	168,655	2,087,005
Change in net unrealized appreciation/depreciation	(703,465)	(307,807)
Increase from payment by affiliate	—	1,313
Increase in Net Assets From Operations	1,401,769	5,489,170
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,863,508)	(3,536,811)
Decrease in Net Assets From Distributions to Shareholders	(1,863,508)	(3,536,811)
Increase (Decrease) in Net Assets	(461,739)	1,952,359
NET ASSETS:
Beginning of period	55,920,208	53,967,849
End of period*	$55,458,469	$55,920,208
* Includes undistributed net investment income of:	$322,227	$249,156

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	23

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.88		$10.50		$10.72	$10.47	$ 9.02	$ 9.58
Income (Loss) From Operations:
Net investment income	0.38		0.72		0.70	0.72	0.81	0.86
Net realized and unrealized gain (loss)	(0.11)		0.35		(0.21)	0.41	1.60	(0.42)
Total Income From Operations	0.27		1.07		0.49	1.13	2.41	0.44
Less Distributions From:
Net investment income	(0.36)		(0.69)		(0.71)	(0.88)	(0.96)	(0.86)
Return of capital	—		—		—	—	—	(0.14)
Total Distributions	(0.36)		(0.69)		(0.71)	(0.88)	(0.96)	(1.00)
Net Asset Value, End of Period	$10.79		$10.88		$10.50	$10.72	$10.47	$ 9.02
Market Price, End of Period	$ 9.93		$ 9.86		$ 8.99	$10.23	$11.42	$ 9.39
Total Return, Based on NAV(2)(4)	2.50%		10.57	%(3)	4.80%	11.53%	28.03%	5.01%
Total Return, Based on Market Price(4)	4.34%		17.97%		(5.29)%	(2.70)%	33.31%	(1.32)%
Net Assets, End of Period (000s)	$55,458		$55,920		$53,968	$55,106	$53,477	$45,665
Ratios to Average Net Assets:
Gross expenses	1.20	%(5)	1.21%		1.30%	1.41%	1.44%	1.35%
Net expenses	1.20	(5)	1.21	(6)	1.30	1.41	1.44	1.35
Net investment income	6.91	(5)	6.81		6.66	7.01	8.27	9.41
Portfolio Turnover Rate	51%		89%		46%	56%	57%	117%

(1)  For the six months ended June 30, 2007 (unaudited).

(2)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)  The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(4)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)  Annualized.

(6)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained, at all times, in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund continues to recieve interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund incurs the risk of any loss on the securities on loan, as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on

26	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$20,324,006	$9,051,200
Sales	20,398,812	8,584,484

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,625,035
Gross unrealized depreciation	(2,483,862)
Net unrealized depreciation	$(858,827)

4.  Distribution Subsequent to June 30, 2007.

On May 18, 2007, the Fund’s Board declared two dividends in the amount of $0.0625 per share, payable on July 27, 2007 and August 31, 2007 to shareholders of record on July 20, 2007 and August 24, 2007, respectively.

5.  Capital Loss Carryforward

On December 31, 2006, the Fund had a net capital loss carryforward of $9,121,228, of which $7,872,785 expires in 2009, and $1,248,443 expires in 2010. These amounts will be available to offset any future taxable capital gains.

6.  Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only

28	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	29

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund Inc. was held on April 27, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon on the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	4,711,592	95,287
William R. Hutchinson	4,716,257	90,621
Jeswald W. Salacuse	4,714,242	92,637

At June 30, 2007, in additional to Daniel P. Cronin, William R. Hutchinson and Jeswald W. Salacuse, the Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Dr. Riordan Roett

30	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in

Western Asset High Income Fund Inc. 2007 Semi-Annual Report	31

Dividend Reinvestment Plan (unaudited) (continued)

the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

32	Western Asset High Income Fund Inc. 2007 Semi-Annual Report

Western Asset High Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	HIGH INCOME FUND INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners Fund
Dr. Riordan Roett	Advisor, LLC
Jeswald W. Salacuse
SUBADVISER
OFFICERS	Western Asset Management
R. Jay Gerken, CFA	Company
President and
Chief Executive Officer	CUSTODIAN
State Street Bank
Kaprel Ozsolak	and Trust Company
Chief Financial Officer	225 Franklin Street
and Treasurer	Boston, Massachusetts 02110

Ted P. Becker	TRANSFER AGENT
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, New York 10038
Chief Legal Officer
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
HIF

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset
High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

WASX010084 8/07 SR07-392

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.           CODE OF ETHICS.

Not Applicable

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.           Principal Accountant Fees and Services

Not Applicable

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.         CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.         EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	August 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	August 28, 2007